Exhibit 99.1

Video Display Corporation Letter to Shareholders

Atlanta–August 24, 2012: Video Display Corporation (Nasdaq: VIDE), a recognized leader in the manufacture and distribution of defense, medical and industrial display solutions, today is issuing the CEO’s “Annual Letter to Shareholders” containing excerpts from the 8/24/2012 CEO’s Address to Shareholders at the Company’s Annual Meeting in Stone Mountain GA and updating the Shareholders on earnings guidance and other events of significance.

The Company will file a Report on Form 8K detailing the revisions in guidance for this fiscal year ending Feb. 28, 2013 and attach a full copy of this Letter thereto.

The Company had issued previous guidance for the fiscal 2013 year end at $0.55 to $0.60 in fully diluted per share earnings. Due to anticipated slower shipments in the Company’s first and second quarters, revised guidance, issued today, indicates that results for the August 31, 2012 quarterly period will likely be reported lower than the previous guidance. Therefore guidance is now revised to reflect such anticipated quarterly results and is reduced to a projected level for fiscal 2013 earnings of $0.40 – $0.44 per share.

The following excerpts are from the CEO Address at the 2012 Annual Meeting:

“GOOD MORNING & WELCOME”

“TODAY’S MEETING REPRESENTS THE 28TH ANNUAL MEETING OF VIDEO’S LIFE AS A PUBLIC COMPANY SINCE THE COMPANY IPO IN JANUARY OF 1985. IT IS VIDEO’S 38th YEAR OF EXISTENCE AS A SPECIALTY DISPLAY COMPANY.”

INCREDIBLE AS IT MAY SEEM, IT IS THAT TIME OF YEAR AGAIN.

IT SEEMS THAT THE ONLY THINGS THAT COME MORE FREQUENTLY THAN THESE SHAREHOLDER MEETINGS ARE BIRTHDAYS AND CHRISTMAS. NEVERTHELESS, IT IS ALWAYS GREAT TO HAVE THE OCCASION TO SEE EVERYONE AGAIN HERE IN STONE MOUNTAIN. I EXTEND MY PERSONAL WELCOME TO EACH OF THE NEW ATTENDEES AND A PERSONAL WELCOME BACK TO OUR REGULARS.

ALL OF OUR SHAREHOLDER MEETINGS ARE DESIGNED TO BE INFORMAL, BUT THERE ARE CERTAIN FORMALITIES THAT MUST BE ADHERED TO, AND THUS WE WILL DISPOSE OF THAT AGENDA FIRST IN ORDER TO MOVE ON TO THE INFORMAL SEGMENT OF THIS SHAREHOLDER’S MEETING.

OUR ANNUAL MEETINGS ALSO ARE DESIGNED TO GIVE YOU AND OTHER MEMBERS OF VDC, OUR EMPLOYEES, AND SUPPORTING PROFESSIONALS, A ONCE A YEAR OPPORTUNITY TO INTRODUCE YOURSELVES OR RENEW ACQUAINTENCES WITH EACH OTHER OVER A CUP OF COFFEE RATHER THAN BY PHONE OR BY EMAILS. SO, PLEASE FEEL AT EASE. THIS IS YOUR MEETING.

THERE ARE NO MAJOR ITEMS ON THE AGENDA TO BE VOTED ON THIS YEAR OTHER THAN THE ELECTION OF THE PROPOSED DELEGATES TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS FOR THE UP-COMING YEAR.

THIS YEAR, I WOULD LIKE TO CHANGE THE FORMAT OF THE INFORMAL PORTION OF THIS MEETING. I AM GOING TO TURN IT OVER TO DAVE HEIDEN TO INTRODUCE EACH OF THE 3 DIVISIONAL PRESIDENTS WHO ARE THE KEYS THAT GENERATED NEARLY $3.6 MILLION IN AFTER TAX PROFITS FOR FISCAL 2012. THEY REALLY MAKE THE COMPANY WHAT IT IS TODAY AND WILL BE IN THE FUTURE.

ALSO, WITH THE FUTURE IN MIND, I HAVE ADDED A 4TH PRESENTER IN TOM BURDETTE, WHO HEADS THE AYDIN VISUAL SOLUTIONS OPERATIONS, HERE IN TUCKER, GA. I AM DOING THIS AS WE HAVE ABSORBED SUBSTANTIAL LOSSES THIS YEAR FROM HIS OPERATION, WHICH HAVE PARTIALLY REQUIRED THE DOWNWARD REVISION IN MY 2013 GUIDANCE TO THIS POINT, BUT WITH THE PROMISE OF GENERATING SUBSTANTIAL FUTURE RETURNS.

I HAVE ASKED EACH PRESENTER TO HOLD HIS DISSERTATION TO 4 OR 5 MINUTES AT MOST; BUT, IN THAT TIME, TO ATTEMPT TO PROVIDE A GOOD VIEW OF WHAT HE IS CURRENTLY WORKING ON AND QUOTING, THE PROBABILITY OF WINNING THAT BUSINESS AND THEREFORE AN INSIGHT INTO WHAT TO EXPECT OUT OF HIS OPERATIONS FOR THE NEXT 12 MONTHS OR SO.

(PRESENTATIONS GIVEN BY DIVISION)

THANK YOU ART, MIKE AND MARCIAL; FOR WHAT YOU ACCOMPLISHED IN FISCAL 2012 AND ALL OF YOU FOR SETTING THE FRAMEWORK IN PLACE FOR BETTER YEARS AHEAD. HOPEFULLY, EVERYONE HAS A CLEARER UNDERSTANDING OF EACH OF OUR MORE PROMISING BUSINESSES.

AS TO MY PRESENTATION: AFTER 27 ANNUAL APPEARANCES IN FRONT OF THIS GROUP, YOU HAVE LIKELY HEARD IT ALL. AT LAST YEAR’S MEETING I GAVE AN UPBEAT FORECAST SAYING THAT EARNINGS COULD BE BETWEEN $0.40 AND $O.44 PER COMMON SHARE. SUBSEQUENT TO THAT MEETING, I WAS ABLE TO RAISE THE GUIDANCE TO $0.50 TO $0.55 PER SHARE. SUBSEQUENTLY, HOWEVER, WE HAD A POOR 4TH QUARTER AND THE 2012 RESULTS CAME IN AT $0.46 FULLY DILUTED, JUST SLIGHTLY ABOVE MY ORIGINAL GUIDANCE; NEVERTHELESS, ONE OF OUR BEST YEARS EVER.

THE SLOWDOWN EXPERIENCED IN THE FISCAL 2012 FOURTH QUARTER CONTINUED INTO THE FIRST QUARTER OF FISCAL 2013 AND HAS PREVAILED IN OUR 2ND FISCAL QUARTER OF THIS YEAR AS WELL. THEREFORE, BASED UPON WHAT I HAVE SEEN THUS FAR, IT SEEMS PRUDENT TO ISSUE GUIDANCE IN THE SAME RANGE AS I DID AT LAST YEAR’S ANNUAL MEETING, THAT BEING IN THE RANGE OF $3,000,000 AFTER TAX INCOME OR $0.40 PER OUTSTANDING SHARE. CERTAINLY WE WILL TRY TO BETTER THAT NUMBER, BUT I STILL DO NOT HAVE A GOOD HANDLE ON THE TIMING OF THE CONTRIBUTIONS OF EITHER AYDIN VISUAL OR AYDIN CYBERSECURITY. BOTH HAVE GREAT PROMISE, BUT THE QUESTION IS SIMPLY “WHEN?” IT BEGINS TO BE REALIZED.

FINANCIALLY, WE ARE IN REASONABLY STRONG SHAPE. I THINK WE HAVE IN EXCESS OF $3 MILLION AVAILABLE ON OUR REVOLVER WITH OUR BANKS, AND WE CONTINUE TO REDUCE THEIR “TERM” DEBT AT NEARLY $1,000,000 PER YEAR, TO BECOME UNDER $5 MILLION BY THE END OF THIS YEAR,. LAST YEAR, OUR TOTAL BANK DEBT WAS REDUCED BY $3.2 MILLION; AND BY THE END OF THIS QUARTER, IT WILL HAVE BEEN REDUCED BY AN ADDITIONAL $800,000, MAKING A TOTAL REDUCTION OF $4 MILLION OVER AN 18 MONTH PERIOD. DURING THIS SAME PERIOD, WE HAVE FUNDED THE ACQUISITION OF ACS, ABSORBED THE EXPENSES OF AVS AND REDUCED THE VDC OUTSTANDING SHARES BY NEARLY ONE MILLION, FROM 8.5 MILLION TO 7.5 MILLION SHARES PRIMARILY FROM WORKING CAPITAL.

WE RECENTLY SOLD THE CHROMA FACILITIES IN PA. THIS TRANSACTION RESULTS IN THE ELIMINATION OF APPROXIMATELY A $75,000 QUARTERLY LOSS FROM THAT OPERATION AND CONTRIBUTES A QUARTERLY GAIN OF NEARLY $25,000; WHICH AMOUNTS TO A REVERSAL OF NEARLY $100,000 EACH QUARTER IN OPERATING RESULTS. WE ARE NOW IN PROCESS OF ACCOMPLISHING A LIKE TRANSACTION WITH OUR PROJECTION CRT PLANT IN BOSSIER CITY LA. THE NUMBERS THERE SHOULD BE SIMILAR TO JUST SLIGHTLY LESS THAN THOSE SEEN IN PA.

AS HAS JUST BEEN DEMONSTRATED IN PRESENTATIONS, OUR DISPLAYS ARE THE “DISPLAY OF CHOICE” IN NUMEROUS PROGRAMS JUST BEING ENACTED OR RAMPED UP BY MANY OF THE COUNTRY’S LEADING DEFENSE CONTRACTORS AND THE US ARMED FORCES AS WELL. WE HAVE ADDED EXEMPLARY NEW PERSONNEL TO GET VDC MORE INVOLVED IN R&D THROUGH GOVERNMENTAL SPONSORED SBIR PROGRAMS, TRANSITIONED THE COMPANY TO BECOME THE PRIME CONTRACTOR ON US DEFENSE PROGRAMS RATHER THAN TO ACT AS SUBS TO OTHER PRIME CONTRACTORS AND MADE ACQUISITIONS THAT SHOULD ALLOW VDC TO REGAIN ITS GROWTH PATTERN AS A HIGH END MILITARY, MEDICAL AND COMMERCIAL/INDUSTRIAL DISPLAY COMPANY.

VDC IS A STRONGER COMPANY TODAY THAN WE HAVE BEEN FOR SEVERAL YEARS, WITH AN EXTREMELY BRIGHT FUTURE FOR ALL OF OUR STAKEHOLDERS. THE ANTICIPATION THAT GOOD THINGS ARE ABOUT TO HAPPEN HAS ALWAYS KEPT THE MANAGEMENT OF VDC LOOKING FORWARD TO REACHING THE LONG TERM GOALS THAT WE ENVISION.

HOPEFULLY, YOU CAN EASILY SEE THAT THE GROUNDWORK HAS BEEN LAID. IT IS NOW UP TO US TO DELIVER THE RESULTS THAT I BELIEVE THE COMPANY AND ITS PEOPLE ARE CAPABLE OF DOING. THE FLOOR IS NOW OPEN FOR QUESTIONS.

—QUESTION/ANSWERS—

IF THERE ARE NO MORE QUESTIONS, I WOULD LIKE TO END THIS MEETING ON A PERSONAL NOTE.

I BEGAN THIS MEETING WITH A COMMENT THAT I HAVE SPENT THE LAST 37 YEARS BUILDING VDC. SAYING THAT, I REALIZED THAT THIS IS MORE THAN HALF OF MY LIFE THUS FAR, MOSTLY WORKING 7 DAYS A WEEK FOR 52 WEEKS A YEAR. NOW, I UNDERSTAND THAT OUR US PRESIDENT BELIEVES THAT THE SELF-SERVING POLICITIANS IN WASHINGTON BUILT THIS BUSINESS, NOT THE PEOPLE WHO RISKED EVERYTHING, MANY OF WHOM WORKED EVERY DAY OF THOSE 37 YEARS WITH ME, BUT THAT SOMEHOW, IT WAS BUILT BY WASHINGTON. I DISAGREE WITH HIM.

SO, WITH THOSE 37 YEARS BEHIND ME, ABOUT TO TURN 71 YEARS OF AGE, THIS IS LIKELY MY FINAL TURN PRESIDING OVER THE VDC ANNUAL SHAREHOLDERS MEETING. I WILL ASK OUR BOARD OF DIRECTORS TO APPROVE A RESOLUTION WHEREBY I WILL BE EMPOWERED TO RETAIN AN INVESTMENT BANKING FIRM TO INVESTIGATE METHODS TO ENHANCE SHAREHOLDER VALUE. THIS MAY INCLUDE MERGERS, ACQUISITIONS, SPIN-OFFS, SALE OF THE COMPANY AS A WHOLE OR ANY OTHER METHODS DEEMED BENEFICIAL. IF NONE OF THESE ARE SUCCESSFUL, IT MAY STILL BE TIME TO TURN THE REINS OF MANAGEMENT OVER TO A YOUNGER GENERATION OF ENTREPRENEURS WHO CAN HAVE THE PATIENCE REQUIRED TO WORK WITHIN THE FRAMEWORK OF THE SOCIALIST SOCIETY NOW BEING PROPOGATED UNDER THE PRESENT ADMINISTRATION IN THE UNITED STATES GOVERNMENT.

IT’S TRULY SAD THAT THE PEOPLE, WHO HAVE BENEFITED, AND EVEN FLOURISHED, SO GREATLY FROM LIVING IN THIS COUNTRY FOUNDED ON STRONG FUNDAMENTALS OF CAPITALISM, AND BUILT BY THE INDIVIDUALS WHO BELIEVED DEARLY IN SELF WORTH, HAVE NOW SUNK TO THE LEVEL THAT WE HAVE REACHED TODAY.

I AM A STRONG BELIEVER IN BOTH THE FUTURE OF VDC AND THE POTENTIAL OF ITS LEADERS, SOME OF WHOM YOU HAVE HAD THE OPPORTUNITY TO MEET HERE TODAY. MY INTENT IS TO REMAIN IN MY CURRENT POSITION FOR MOST OF THE NEXT 12 MONTHS, BUT DURING THAT TIME WE WILL BE MAKING THE CHANGES OR TO BEGIN THE TRANSITION OF LEADERSHIP TO A NEW GENERATION OF CAPABLE INDIVIDUALS.

I WANT TO THANK YOU FOR ATTENDING TODAY AND THANK YOU FOR SUPPORTING VDC FOR THE LAST 27 YEARS. WE APPRECIATE YOU. INTRODUCE YOURSELVES TO OTHERS AROUND YOU, HAVE A SECOND OR THIRD CUP OF COFFEE AND LET’S LOOK FORWARD TO A STRONG SECOND HALF OF FISCAL 2013.

CONTACT:

Ronald D. Ordway, Chairman and CEO

770-938-2080